SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

222 Piedmont Avenue NE, Atlanta Georgia 30308
(Address of principal executive offices) (Zip Code)

(404) 659-2424
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Item 5. Other

     On April 28, 2003, Oxford Industries, Inc. filed certain information on a Current Report on Form 8-K. Attached hereto as Exhibit 23.1 is a consent of Mahoney Cohen & Company, CPA, P.C., with respect to that firm’s audit report contained within that Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

Exhibit 23.1 Consent of Mahoney Cohen & Company, CPA, P.C.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

By:	/s/ Ben B. Blount, Jr.

Ben B. Blount, Jr. Executive Vice President and Chief Financial Officer

Date: April 28, 2003